UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08039

Third Avenue Trust
(Exact name of registrant as specified in charter)

622 Third Avenue, 32nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip code)

W. James Hall III, General Counsel, 622 Third Avenue, New York, NY	10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-443-1021

Date of fiscal period end: September 30, 2017

Date of reporting period: September 30, 2017

The following N-CSR relates only to the series (the “Fund”) of Third Avenue Trust (the “Trust”) listed below and does not relate to any series of the Trust with a different fiscal year and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Third Avenue Focused Credit Fund

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

Third Avenue Focused
Credit Fund

ANNUAL REPORT
FOR THE PERIOD ENDED SEPTEMBER 30, 2017

THIRD AVENUE FUNDS

Privacy Policy

Third Avenue Focused Credit Fund (the “Fund”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Fund’s affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Fund has delegated the voting of proxies relating to its voting securities to the Fund’s investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31 each year (i) without charge, upon request, by calling (800) 443- 1021, (ii) at the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov, and (iii) on the website www.thirdave.com.

Schedule of Portfolio Holdings—Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio Management Discussion
September 30, 2017 (Unaudited)

At September 30, 2017, the audited net asset value attributable to each of the 117,815,945 shares of beneficial interest outstanding of the Third Avenue Focused Credit Fund Institutional Class was $1.68 per share. This compares with the audited net asset value at October 31, 2016 of $1.58 per share, adjusted for subsequent distributions to shareholders.

			Average Annual Returns for the periods ended September 30, 2017

	Eleven Months Ended 9/30/17	One Year Ended 9/30/17	Three Year	Five Year	Since Inception (8/31/09)
Third Avenue Focused Credit Fund Institutional Class	(2.70%)	(2.31%)	(15.27%)	(5.06%)	0.20%

Bloomberg Barclays U.S. Corporate High Yield Bond Index	8.46%	8.88%	5.83%	6.36%	9.42%

Credit Suisse Leveraged Loan Index	4.56%	5.36%	3.96%	4.40%	6.01%

The Third Avenue Focused Credit Fund (the “Fund”) returned -2.70% during the fiscal period ended September 30, 2017 (11 months). The Bloomberg Barclays U.S. Corporate High Yield Bond Index returned 8.46% over the same period. Please note these returns have been calculated utilizing the industry standard methodology which assumes all distributions are reinvested by the shareholder. Given that the Fund has not permitted reinvestments since December 9, 2015, shareholders would only realize these rates of return if they invested the proceeds paid since that date at the rate earned by the Fund. In a declining environment, results may be understated.

The biggest detractors to the Fund’s performance were as follows:

During the first quarter of 2017, the Fund sold 39.4% of its assets through a strategic transaction at an overall discount to the Fund’s valuation that the Adviser believed to be fair.

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio Management Discussion (continued)
September 30, 2017 (Unaudited)

In addition to the transaction described above, the Fund took an adjustment to the valuation of Ideal Standard International, the Fund’s only material remaining portfolio holding, during the last quarter, due to the following:

•    Ideal released new quarterly financial information to its bondholders. The company’s operations continue to improve; however, negative currency effects more than offset the economic advancements for the Fund.

•    Most of the capital structure of Ideal is comprised of payment-in-kind securities; therefore, with each interest payment, the Fund’s holdings get diluted by the larger, more senior tranches of debt.

Offsetting these detractors, the Fund sold its securities issued by government-sponsored enterprises (Freddie Mac and Fannie Mae), and was able to realize some upside from market movements after the change in administration.

During the fiscal period, the Fund disposed a total of 53 issues.

Since the adoption of the plan of liquidation, through September 30, 2017, the Fund has distributed $4.57267 per share back to shareholders, and liquidated over 85% of the invested securities.

This report is for an eleven month fiscal period. The Fund was permitted under applicable rules to change its fiscal year-end from October 31 to September 30. This helped to maximize the period of time that the Fund qualified for the pass-through tax status provided by Subchapter M of the Internal Revenue Code. There can be no assurance that the Fund will be able to continue and maintain such tax status going forward, and it is possible that the Fund will become subject to tax at the Fund level in the future.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE PORTFOLIO MANAGER AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE PORTFOLIO MANAGER’S VIEWS ARE AS OF SEPTEMBER 30, 2017, AND ARE SUBJECT TO CHANGE.

The Fund’s investments in high-yield and distressed securities may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments.

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio Management Discussion (continued)
September 30, 2017 (Unaudited)

Performance figures for periods greater than 1 year are annualized. Past performance is no guarantee of future results; returns include reinvestment of all distributions. The performance set forth above represents past performance, and current performance may be lower or higher than performance quoted above. Investment return and principal value fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please note these returns have been calculated utilizing the industry standard methodology which assumes all distributions are reinvested by the shareholder. Given that the Fund has not permitted reinvestments since December 9, 2015, shareholders would only realize these rates of return if they invested the proceeds paid since that date at the rate earned by the Fund.

If you should have any questions, or for updated information (including performance data current to the most recent month-end), please call 1-800-443-1021 or go to our web site at www.focusedcreditfund.com. Current performance may be lower or higher than performance quoted.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index comprises issues that have at least $150 million par value outstanding, a maximum credit rating of Ba1 or BB+ (including defaulted issues) and at least one year to maturity. The Credit Suisse Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. The Bloomberg Barclays U.S. Corporate High Yield Bond Index and the Credit Suisse Leveraged Loan Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

Third Avenue Trust
Third Avenue Focused Credit Fund - Institutional Class
Comparison of a $100,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THIRD AVENUE FOCUSED CREDIT FUND – INSTITUTIONAL CLASS (TFCIX),

THE BLOOMBERG BARCLAYS U.S. CORPORATE HIGH YIELD BOND INDEX AND THE CREDIT SUISSE LEVERAGED LOAN INDEX

FROM INCEPTION OF THE FUND (8/31/09) THROUGH SEPTEMBER 30, 2017

Average Annual Total Return

1 Year	3 Years	5 Years	Since Inception (8/31/09)
(2.31%)	(15.27%)	(5.06%)	0.20%

Third Avenue Trust
Third Avenue Focused Credit Fund - Institutional Class
Comparison of a $100,000 Investment (continued)
(Unaudited)

* Assumes reinvestment of all distributions. Given that the Fund has not permitted reinvestments since December 9, 2015, shareholders would only realize those rates of return if they invested the proceeds paid since that date at the rate earned by the Fund. In a declining environment, results may be understated.

Past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Third Avenue Trust
Third Avenue Focused Credit Fund
Industry Diversification
(Unaudited)

The summary of the Fund’s investments as of September 30, 2017 is as follows:

*	Includes investments less than 1% of net assets.

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments
at September 30, 2017

Principal Amount‡	Security†	Value (Note 1)

Corporate Bonds - 43.80%
	Consumer Products - 43.80%
	Ideal Standard International S.A. (Luxembourg):
37,789,660 EUR	Series B, 11.750% Cash or 15.750% Payment-in-kind Interest, due 5/1/18 (a)(b)(c)(d)(e)	$44,663,349
46,622,388 EUR	Series C, 11.750% Cash or 17.750% Payment-in-kind Interest, due 5/1/18 (a)(b)(c)(d)(e)(f)	41,833,964
		86,497,313
25,043,351	Media/Cable - 0.00%
	iHeartCommunications, Inc., Escrow, due 2/1/21 (c)(e)(f)	—
	Total Corporate Bonds
	(Cost $101,163,079)	86,497,313
Term Loans - 0.01%
	Financials - 0.01%
23,194 EUR	Concrete Investment II L.P. S.A.R.L., Term Loan, Tranche A2, 2.000% Cash or Payment-in-kind Interest, due 10/31/17 (Luxembourg)(c)(d)(e)(g)	27,413

	Total Term Loans
	(Cost $31,340)	27,413

Shares

Common Stocks & Warrants - 2.87%
	Energy - 2.87%
124,461	Geokinetics, Inc. (b)(c)(e)(f)(h)	2,133,261
45,252	Geokinetics, Inc., Warrants, expire 9/1/26 (b)(c)(e)(f)(h)	775,167
53	Thunderbird Resources Equity, Inc. (c)(e)(h)	2,765,228

	Total Common Stocks & Warrants
	(Cost $20,767,238)	5,673,656

Private Equities - 0.00%*
	Consumer Products - 0.00%*
1,451,633,736,282	Ideal Standard International Equity S.A. Alpecs (Luxembourg) (b)(c)(e)(f)(h)	1

	Total Private Equities
	(Cost $9,915,530)	1

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at September 30, 2017

Principal Amount($)	Security†	Value (Note 1)
Short-Term Investments - 36.44%
	U.S. Government Obligations - 36.44%
72,000,000	U.S. Treasury Bill, 0.925%, due 10/19/17 (i)	$71,966,700

	Total Short-Term Investments
	(Cost $71,966,700)	71,966,700

	Total Investment Portfolio - 83.12%
	(Cost $203,843,887)	164,165,083
	Other Assets less Liabilities - 16.88% (j)	33,332,173

	NET ASSETS - 100.00%	$197,497,256

Notes:

(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated issuers - as defined in the Investment Company Act of 1940 (ownership by the Fund of 5% or more of the outstanding voting securities of these issuers).
(c)	Fair-valued security.
(d)	Payment-in-kind security. Income may be paid as additional securities or cash at the discretion of the issuer.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Security subject to restrictions on resale.

Shares/ Principal Amount[1]	Issuer	Acquisiton Date	Cost	Market Value Per Unit

124,461	Geokinetics, Inc.	5/22/13 - 5/14/14	$13,060,780	$17.14
45,252	Geokinetics, Inc., Warrants, expire 9/1/26	9/1/16	—	17.13
1,451,633,736,282	Ideal Standard International Equity S.A. Alpecs	10/31/14	9,915,530	0.00	[2]
46,622,388EUR	Ideal Standard International S.A., Series C, 11.750% Cash or 17.750% Payment-in-kind Interest, due 5/1/18	10/31/14 - 5/1/17	55,713,855	89.73

25,043,351	iHeartCommunications, Inc., Escrow, due 2/1/21	12/30/16	—	0.00

EUR: Euro.
1)	Denominated in U.S. Dollars unless otherwise noted.
2)	Amount less than $0.01.
At September 30, 2017, these restricted securities had a total market value of $44,742,393 or 22.65% of net assets.

(g)	Variable rate security. The rate disclosed was in effect as of September 30, 2017.
(h)	Non-income producing security.
(i)	Annualized yield at date of purchase.
(j)	Includes restricted cash pledged to counterparty as collateral for forward foreign currency contracts.
‡	Denominated in U.S. Dollars unless otherwise noted.
†	U.S. issuer unless otherwise noted.
*	Amount represents less than 0.01% of net assets.
EUR: Euro.

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at September 30, 2017

Country Concentration

% of Net Assets
Luxembourg	43.81%
United States*	39.31
Total	83.12%

*	Includes cash equivalents, classified as Short-Term Investments on the Portfolio of Investments.

Schedule of Forward Foreign Currency Contracts

Contracts to Sell	Counterparty	Settlement Date	Settlement Value	Value at 9/30/17	Unrealized Depreciation
73,208,533 EUR	JPMorgan Chase Bank, N.A.	10/27/17	$86,132,855	$86,658,512	$(525,657)

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Focused Credit Fund Statement of Assets and Liabilities at September 30, 2017

Assets:
Investments at value (Notes 1 and 4):
Unaffiliated issuers†	$74,759,341
Affiliated issuers‡	89,405,742
Total investments#	164,165,083
Cash	24,483,274
Interest receivable	4,886,091
Receivable for securities sold	4,803,576
Restricted cash pledged to counterparty for collateral	300,000
Foreign currency at value^	462
Other assets	14,375
Total assets	198,652,861
Liabilities:
Payable to Adviser (Note 3)	3,310
Payables to Trustees and officers	11,798
Unrealized depreciation on forward foreign currency contracts	525,657
Accrued expenses	614,840
Total liabilities	1,155,605
Net assets	$197,497,256

Summary of net assets:
Capital stock, $0.001 par value,	$1,271,081,201
Accumulated undistributed net investment income	1,038,962
Accumulated net realized loss on investments and foreign currency transactions	(1,034,543,877)
Net unrealized appreciation/(depreciation) on investments and translation of foreign currency denominated assets and liabilities	(40,079,030)
Net assets applicable to capital shares outstanding	$197,497,256
Institutional Class
Net assets	$197,497,256
Outstanding shares of beneficial interest, unlimited number of shares authorized	117,815,945
Net asset value, offering and redemption price per share±	$1.68
† Cost of unaffiliated issuers	$79,704,500
‡ Cost of affiliated issuers	$124,139,387
# Total cost	$203,843,887
^ Cost of foreign currency	$459
± Redemption price is gross of redemption fees (Note 5)

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Focused Credit Fund Statement of Operations

	Period November 1, 2016 to September 30,2017	Year Ended October 31, 2016

Investment Income:
Dividends - unaffiliated issuers	$—	$375,989
Interest - unaffiliated issuers	2,506,822	32,025,149
Interest - affiliated issuers (Note 4)	2,096,358	7,296,162
Interest - payment-in-kind unaffiliated issuers (Note 1)	5,533,184	2,391,106
Interest - payment-in-kind affiliated issuers (Notes 1 and 4)	13,838,036	20,569,001
Derivative action lawsuit settlement (Note 7)	21,934,585	—
Other income	269,092	300,325
Total investment income	46,178,077	62,957,732

Expenses:
Investment advisory fees (Note 3)	2,727,604	5,031,027
Shareholder servicing fees (Note 3)	640,135	837,478
Auditing and tax fees	246,191	309,224
Transfer agent fees	72,663	146,001
Reports to shareholders	64,055	72,997
Accounting fees	77,035	110,359
Administration fees (Note 3)	20,002	36,894
Custodian fees	14,754	35,168
Trustees’ and officers’ fees and expenses	208,324	284,001
Insurance	311,004	165,595
Legal fees	2,242,477	1,189,999
Distribution fees (Note 5)	—	55,061
Registration and filing fees	1,675	82,575
Interest	—	34,771
Securities class action lawsuit settlement (Note 7)	14,250,000	—
Miscellaneous	82,975	35,998
Total expenses	20,958,894	8,427,148
Less: Fees waived (Note 3)	(3,387,741)	(5,496,226)
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(13,087)	(22,621)
Net expenses	17,558,066	2,908,301
Net investment income	28,620,011	60,049,431
Realized and unrealized gain/(loss) on investments, unfunded commitments and foreign currency transactions:
Net realized loss on investments - unaffiliated issuers	(304,144,689)	(486,302,788)
Net realized gain on investments - affiliated issuers	—	143,002
Net realized loss on forward foreign currency contracts	(6,840,052)	852,620
Net realized gain/(loss) on foreign currency transactions	(93,282)	1,664,487
Net change in unrealized appreciation/(depreciation) on investments	294,536,342	215,916,234
Net change in unrealized appreciation on unfunded commitments	—	4,646,437
Net change in unrealized depreciation on forward foreign currency contracts	(56,669)	(1,422,269)
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	251,538	(125,978)
Net change in unrealized appreciation on deferred taxes	—	107,941
Net loss on investments and foreign currency transactions	(16,346,812)	(264,520,314)
Net increase/(decrease) in net assets resulting from operations	$12,273,199	$(204,470,883)

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Focused Credit Fund Statement of Changes in Net Assets

	Period November 1, 2016 to September 30, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment income	$28,620,011	$60,049,431	$202,368,221
Net realized loss	(311,078,023)	(483,642,679)	(358,640,230)
Net change in unrealized appreciation/(depreciation)	294,731,211	219,122,365	(293,320,939)
Net increase/(decrease) in net assets resulting from operations	12,273,199	(204,470,883)	(449,592,948)
Dividends and Distributions to Shareholders from:
Net investment income:
Investor Class	—	(17,851,803)	(57,754,614)
Institutional Class	—	(36,870,495)	(139,515,610)
Net realized gains:
Investor Class	—	—	(4,768,998)
Institutional Class	—	—	(10,581,494)
Return of capital:
Investor Class	—	(33,532,654)	—
Institutional Class	(405,630,874)	(69,246,221)	—
Decrease in net assets from dividends and distributions	(405,630,874)	(157,501,173)	(212,620,716)
Capital Share Transactions:**
Proceeds from sale of shares	—	27,993,990	883,975,358
Net asset value of shares issued in reinvestment of dividends and distributions	—	22,804,577	184,106,567
Redemption fees	—	49,894	197,253
Cost of shares redeemed	—	(467,236,947)	(2,006,871,462)
Net decrease in net assets resulting from capital share transactions	—	(416,388,486)	(938,592,284)
Net decrease in net assets	(393,357,675)	(778,360,542)	(1,600,805,948)
Net assets at beginning of period	590,854,931	1,369,215,473	2,970,021,421
Net assets at end of period*	$197,497,256	$590,854,931	$1,369,215,473
* Including accumulated undistributed net investment income of	$1,038,962	$11,556,929	$37,817,211
** On August 26, 2016, the Fund combined share classes so that all shares of the Investor share class were converted into shares of the Institutional share class (see Note 5).

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Focused Credit Fund Statement of Cash Flows

	Period November 1, 2016 to September 30, 2017	Year Ended October 31, 2016
Cash Flows from Operating Activities:
Net increase/(decrease) in net assets resulting from operations	$12,273,199	$(204,470,883)
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term securities	(3,237,624)	(174,040,437)
Proceeds from sales and paydowns of long-term securities	319,408,394	580,229,416
Purchases of short-term securities	(1,090,593,676)	(667,222,892)
Proceeds from sales of short-term securities	1,018,997,015	816,999,813
Net change in unrealized (appreciation)/depreciation on investments, unfunded commitments and deferred taxes	(294,536,342)	(220,670,612)
Net realized losses from investment transactions	304,144,689	486,159,786
Payment-in-kind interest income and other non-cash receipt of income	(19,371,220)	(22,960,107)
Amortization of premium and discount - net	(2,677,393)	(7,256,591)
Decrease in restricted cash pledged for collateral and unfunded commitments	1,095,646	86,953,279
Decrease in interest and dividends receivable	7,323,071	13,350,623
Decrease in foreign capital tax payable	-	107,941
Increase in foreign currency held	(462)	-
Decrease in prepaid expenses, other assets and other receivables	311,339	1,701,968
Net change in unrealized (appreciation)/depreciation on forward foreign currency contracts	56,669	1,422,269
Increase/(Decrease) in payable to Adviser	3,310	(897,996)
Increase/(Decrease) in accrued expenses and other liabilities	169,935	(427,068)
Net Cash Provided by Operating Activities	253,366,550	688,978,509
Cash Flows from Financing Activities:
Proceeds from issuance of shares	-	36,992,672
Cash payments on shares redeemed net of redemption fees	-	(474,881,941)
Distributions paid to shareholders	(405,630,874)	(134,696,596)
Net Cash Used by Financing Activities	(405,630,874)	(572,585,865)
Cash:
Net change in cash	(152,264,324)	116,392,644
Cash at beginning of period	176,747,598	60,354,954
Cash at end of period	$24,483,274	$176,747,598
Cash Flow Information:
Cash paid for interest	$-	$34,771
Noncash Operating and Financing Activities:
Capital shares issued in reinvestment of distributions paid to shareholders	$-	$22,804,577
Noncash investment transactions - Dividend reinvestments and payment-in-kind interest income	$19,371,220	$23,021,968

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Focused Credit Fund Financial Highlights

Selected data (for a share outstanding throughout each period) and ratios are as follows:

			Years Ended October 31,
	Period November 1, 2016 to September 30, 2017		2016	2015	2014	2013	2012
Institutional Class:
Net asset value, beginning of period	$5.02		$7.82	$10.60	$11.07	$10.24	$10.50
Income/(loss) from investment operations:
Net investment income@	0.24		0.68	0.83	1.12	0.92	0.79
Net gain/(loss) on investment transactions (both realized and unrealized)	(0.14)		(2.14)[1]	(2.74)[1]	(0.77)[1]	0.77 [1]	0.13 [1]
Total from investment operations	0.10		(1.46)	(1.91)	0.35	1.69	0.92
Less dividends and distributions to shareholders:
Dividends from net investment income	—		(0.47)	(0.81)	(0.82)	(0.86)	(0.72)
Distributions from net realized gain	—		—	(0.06)	—	—	(0.46)
Distributions from return of capital	(3.44)		(0.87)	—	—	—	—
Total dividends and distributions	(3.44)		(1.34)	(0.87)	(0.82)	(0.86)	(1.18)
Net asset value, end of period	$1.68		$5.02	$7.82	$10.60	$11.07	$10.24
Total return[2]	(2.70%)[4,6]		(19.11%)	(19.20%)	2.93%	16.91%	9.89%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$197,497		$590,855	$956,546	$2,049,107	$1,016,021	$649,492
Ratio of expenses to average net assets
Before fee waivers, expense offset arrangement and including litigation settlements	5.43%[5]		1.73%	0.93%	0.92%	0.91%	0.89%
After fee waivers, expense offset arrangement and including litigation settlements[3]	4.50	%5,7#	0.60%#	0.93%	0.92%	0.91%	0.89%
Ratio of net investment income to average net assets	7.69%[5]		12.36%	8.95%	9.62%	8.48%	7.94%
Portfolio turnover rate	8%[4]		31%	48%	53%	58%	72%

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Focused Credit Fund Financial Highlights

Selected data (for a share outstanding throughout each period) and ratios are as follows:

1	Includes redemption fees of less than $0.01 per share.
2
Performance figures may reflect fee waivers and/or expense offset arrangment. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

3
As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 0.95%.

4	Not annualized
5	Annualized, except for the settlement of the derivative and securities class action lawsuits (Note 7).
6
Total return reflects net income of $7,684,585 from the settlement of the derivative and securities class action lawsuits (Note 7). In the absence of this net income amount, total return would have been (6.76%).

7	Ratio of expenses to average net assets after fee waivers, expense offset arrangement and excluding litigation settlements was 0.91%.
@	Calculated based on the average number of shares outstanding during the period.
#	The Adviser waived all or a portion of its fees.

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements September 30, 2017

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:
Third Avenue Focused Credit Fund (the “Fund”) is a separate non-diversified (within the meaning of Section 5(b)(2) of the Investment Company Act of 1940) investment series of Third Avenue Trust (the “Trust”). The Trust, a Delaware business trust, is registered under the Investment Company Act of 1940 as an open-end management investment company. Third Avenue Management LLC (the “Adviser”) provides investment advisory services to the Fund.

On December 9, 2015, the Trust’s Board of Trustees (the “Board”) adopted a plan of liquidation (the “Plan of Liquidation”) for the Fund. Pursuant to the Plan of Liquidation, a cash distribution of $69 million (the “First Liquidating Distribution”) was paid to shareholders and the remaining assets of the Fund were contributed to a liquidating trust, FCF Liquidation Trust (the “Liquidating Trust”). Sales of Fund shares were terminated. Interests in the Liquidating Trust were then to be distributed in-kind to Fund shareholders. Subsequent to the Board’s adoption of the Plan of Liquidation, the Plan of Liquidation was modified (the “Modified Plan of Liquidation”). The First Liquidating Distribution was paid to Fund shareholders; however, pursuant to the Modified Plan of Liquidation, the remaining assets which had been contributed to the Liquidating Trust were returned to the Fund, the vehicle to liquidate the Fund’s remaining assets. Pursuant to an exemptive order issued by the SEC on December 16, 2015, all redemptions in the Fund are suspended and subscriptions to the Fund are not accepted, retroactive to December 10, 2015. Effective December 10, 2015, the Adviser has waived its investment advisory and administration fees from the Fund. The Fund is currently in liquidation.

Below is a summary of all liquidating distributions through September 30, 2017.

Record Date	Pay Date	Institutional Class Distribution Rate Per Share	Investor Class Distribution Rate Per Share		Approximate Cash Amount
12/9/15	12/16/15	$0.58613	$0.58613		$ 69 million
6/14/16	6/15/16	0.54362	0.54362		64 million
11/7/16	11/8/16	0.25463	N/A	*	30 million
11/28/16	11/29/16	1.18829	N/A	*	140 million
5/15/17	5/16/17	1.00000	N/A	*	118 million
7/11/17	7/12/17	1.00000	N/A	*	118 million
*	On August 26, 2016, the Fund combined share classes so that all shares of the Investor share class were converted into shares of the Institutional share class.

This report is for an eleven month fiscal period. The Fund was permitted under applicable rules to change its fiscal year-end from October 31 to September 30. This helped to maximize the period of time that the Fund qualified for the pass-through tax status provided by Subchapter M of the Internal Revenue Code. There can be no assurance that the Fund will be able to continue and maintain such tax status going forward, and it is possible that the Fund will become subject to tax at the Fund level in the future.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

Accounting policies:
The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 946-Investment Companies, which is part of U.S. GAAP.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security valuation:
Generally, the Fund’s investments are valued at market value. Securities traded on a principal stock exchange, including The NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price, the NASDAQ official closing price, or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Board, debt instruments with maturities greater than 60 days, including floating rate loan securities, are valued on the basis of prices obtained from a pricing service approved by the Board or otherwise pursuant to policies and procedures approved by the Board. Forward foreign currency contracts are valued independently by service providers based on pricing models using the forward rate and are marked-to-market daily. Short-term cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term debt securities with 60 days or less to maturity may be valued at amortized cost.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value determinations (and oversight of third parties used in valuation determinations), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

Securities for which market quotations are not readily available are valued at “fair value,” as determined in good faith by the Committee as authorized by the Board, under policies and procedures approved by the Board. At September 30, 2017, such securities had a total fair value of $92,198,383, or 46.68% of the Fund’s net assets. Among the factors that may be considered by the Committee in determining fair value are: prior trades in the security in question, trades in similar securities of the same or other issuers, the type of security, trading in marketable securities of the same issuer, the financial condition of the issuer, comparable multiples of similar issuers, the operating results of the issuer and liquidation value of the issuer. See Fair Value Measurements below for additional detail on fair value measurements for financial reporting purposes. The fair values determined in accordance with these policies and procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Instability in the high yield and distressed credit market, which varies over time, makes it more difficult to obtain market quotations on certain securities owned by the Fund.

Fair value measurements:
In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•       Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
•       Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
•       Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with
U.S. GAAP.

Equity Securities (Common Stocks and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated prices received from independent pricing services or brokers that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Government Obligations—U.S. Government obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask prices. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Government issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Government obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

Corporate Bonds—Corporate bonds are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services or brokers using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services or brokers based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Term Loans—Term loans are valued by independent pricing services based on the average of evaluated quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. To the extent that these inputs are observable, the values of term loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

The following is a Summary by Level of Inputs used to value the Fund’s investments as of September 30, 2017:

Level 2: Other Significant Observable Inputs†
Investments in Securities:
Short-Term Investments:
U.S. Government Obligations	$71,966,700
Total for Level 2 Securities	71,966,700
Level 3: Significant Unobservable Inputs
Investments in Securities:
Common Stocks & Warrants:
Energy	5,673,656
Corporate Bonds	86,497,313*
Term Loans	27,413
Private Equities
Consumer Products	1
Total for Level 3 Securities	92,198,383
Total Value of Investments	$164,165,083
Investments in Other Financial Instruments:
Level 2: Other Significant Observable Inputs
Forward Foreign Currency Contracts -
Liabilities	$(525,657)
Total Value or Appreciation/(Depreciation) of Other Financial Instruments	$(525,657)

†	There were no securities that were transferred from Level 1 to Level 2.
*	Includes investments fair valued at zero.

Transfers from Level 1 to Level 2, or from Level 2 to Level 1, are recorded utilizing values as of the beginning of the period.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Corporate Bonds		Term Loans	Common Stocks & Warrants	Convertible Preferred Stocks and Private Equities	Total
Balance as of 10/31/16 (fair value)
Chemicals	$	—*	$9,452,973	$—	$5,158,228(a)	$14,611,201
Consumer Products		78,824,258	—	—	2,358,437(a)	81,182,695
Energy		—	13,222,458	10,022,527*	—	23,244,985
Financials		—	61,938	—	—	61,938
Gaming & Entertainment		—	14,168,006	—	—	14,168,006

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

Reconciliation of Level 3 investments (continued)

	Corporate Bonds	Term Loans	Common Stocks & Warrants		Convertible Preferred Stocks and Private Equities	Total
Manufacturing	$46,078,921	$21,312,719	$—	*	$—	$67,391,640
Metals & Mining	1,882,345	—	—		—	1,882,345
Services	37,561,158	—	80,268,345	*	33,136(b)	117,862,639
Transportation Services	—	—	1,454,185		5,282,296(b)	6,736,481
Utilities	—	437,500	13,081,250		—	13,518,750
Purchases
Energy	—	145,646	—		—	145,646
Media/Cable	—†	—	—		—	—
Utilities	—	400,000	—		—	400,000
Sales
Chemicals	—‡	(9,512,796)	—		(5,610,451)(a)	(15,123,247)
Energy	—	(14,082,056)	(181,800)	‡	—	(14,263,856)
Financials	—	(36,110)	—		—	(36,110)
Gaming & Entertainment	—	(14,088,717)	—		—	(14,088,717)
Manufacturing	(41,967,456)	(22,190,481)	(1)		—	(64,157,938)
Metals & Mining	(1,904,264)	—	—		—	(1,904,264)
Services	(39,842,649)	—	(84,461,790)		—(b)‡	(124,304,439)
Transportation Services	—	—	(836,441)		(4,968,340)(b)	(5,804,781)
Utilities	—	(337,500)	(1,865,500)		—	(2,203,000)
Bond discount/(premium)
Chemicals	—	(242,443)	—		—	(242,443)
Consumer Products	2,067,536	—	—		—	2,067,536
Energy	—	38,428	—		—	38,428
Gaming & Entertainment	—	(783)	—		—	(783)
Manufacturing	43,883	139,352	—		—	183,235
Metals & Mining	151,374	—	—		—	151,374
Payment-in-kind
Chemicals	—	120,441	—		—	120,441
Consumer Products	13,838,035	—	—		—	13,838,035
Energy	—	53,288	—		—	53,288
Financials	—	775	—		—	775
Manufacturing	2,618,559	—	—		—	2,618,559
Metals & Mining	106,241	—	—		—	106,241
Services	2,535,378	—	—		—	2,535,378
Net change in unrealized gain(loss)
Chemicals	12,377,733	(107,139)	—		(1,537,894)(a)	10,732,700
Consumer Products	(8,232,516)	—	—		(2,358,436)(a)	(10,590,952)
Energy	—	(1,847,524)	(3,643,382)		—	(5,490,906)
Financials	—	10,664	—		—	10,664
Gaming & Entertainment	—	(204,004)	—		—	(204,004)
Manufacturing	8,060,827	(206,767)	1,743,600		—	9,597,660
Metals & Mining	57,060,258	—	—		—	57,060,258

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

Reconciliation of Level 3 investments (continued)

	Corporate Bonds	Term Loans	Common Stocks & Warrants	Covertible Preferred Stocks and Private Equities		Total
Services	$—	$—	$82,519,952	$8,233,959(b	)	$90,753,911
Transportation Services	—	—	3,901,458	12,451,361(b	)	16,352,819
Utilities	—	62,500	28,278,250	—		28,340,750
Net realized gain/(loss)
Chemicals	(12,377,733)	288,964	—	1,990,117(a	)	(10,098,652)
Energy	—	2,469,760	(523,689)	—		1,946,071
Financials	—	(9,854)	—	—		(9,854)
Gaming & Entertainment	—	125,498	—	—		125,498
Manufacturing	(14,834,734)	945,177	(1,743,599)	—		(15,633,156)
Metals & Mining	(57,295,954)	—	—	—		(57,295,954)
Services	(253,887)	—	(78,326,507)	(8,267,095)(b	)	(86,847,489)
Transportation Services	—	—	(4,519,202)	(12,765,317)(b	)	(17,284,519)
Utilities	—	(562,500)	(39,494,000)	—		(40,056,500)
Balance as of 9/30/17 (fair value)
Chemicals	—	—	—	—		—
Consumer Products	86,497,313	—	—	1(a	)	86,497,314
Energy	—	—	5,673,656	—		5,673,656
Financials	—	27,413	—	—		27,413
Gaming & Entertainment	—	—	—	—		—
Manufacturing	—	—	—	—		—
Media/Cable	—*	—	—	—		—
Metals & Mining	—	—	—	—		—
Services	—	—	—	—		—
Transportation Services	—	—	—	—		—
Utilities	—	—	—	—		—
Total	$86,497,313	$27,413	$5,673,656	$1		$92,198,383
Net change in unrealized gain/(loss) related to securities still held as of September 30,2017:	$(8,232,516)	$1,943	$(4,256,371)	$(2,358,436)		$(14,845,380)

*	Includes investments fair valued at zero.
†	Investments acquired through corporate actions with zero cost.
‡	Includes investments sold with $0 proceeds.
(a)	Private equities
(b)	Convertible preferred stocks

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

Quantitative Information about Level 3 Fair Value Measurements
(amounts in thousands)

	Fair Value at 9/30/17	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Corporate Bonds	$86,497	Market Comparable Companies	Enterprise multiple	8.30	x
Common Stocks	2,765	Market Comparable Companies	Enterprise multiple	5.75	x
Common Stocks	2,133	Market Comparable Companies	Enterprise multiple	0.60x - 1.08	x
Warrants	775	Market Comparable Companies	Enterprise multiple	0.60x - 1.08	x
Other (a)	28
	$92,198

(a)	Includes securities less than 0.50% of net assets of the Fund.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement.

Security transactions and investment income:
Security transactions for financial statement purposes are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. These amounts may subsequently be reclassified upon receipt of information from the issuer. Realized gains and losses from securities transactions are recorded on an identified cost basis.

Foreign currency translation and foreign investments:
The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

•	Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

•	Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

The net assets of the Fund are presented at market values using the foreign exchange rates at the close of the period. The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the investments held.

Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of investments sold during the period. Accordingly, realized and unrealized foreign currency gains/(losses) are included in the reported net realized gain/(loss) and unrealized appreciation/(depreciation) on investments transactions and balances.

Net realized gains/(losses) on foreign currency transactions represent net foreign exchange gains/(losses) from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S.  dollar equivalent  amounts actually  received or  paid. Net  unrealized  currency gains/(losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains/(losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income.

Payment-in-kind securities (“PIKs”):
PIKs may make a payment at each interest payment date in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty” price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities. Interest receivable on the Statement of Assets and Liabilities may be paid as additional securities or cash at the discretion of the issuer.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

For the period ended September 30, 2017, the total in-kind payments with respect to PIK securities that were received by the Fund in the amounts of $19,371,220 or 41.95% of total investment income are shown as separate line items on the Statement of Operations.

Term loans:
The Fund’s investments in loans typically are structured and administered by a third party entity (the “Agent”) that acts on behalf of a group of lenders that make or hold interests in the loan. These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate (LIBOR), or the prime rate offered by one or more major United States banks, or the certificate of deposit rate.

These securities are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of term loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on September 30, 2017.

Forward foreign currency contracts:
The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore may use forward foreign currency contracts to hedge or manage these exposures. The change in market value is included in unrealized appreciation/(depreciation) on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

During the period ended September 30, 2017, the Fund used forward foreign currency contracts for hedging foreign currency risks.

The following table presents the value of derivatives held as of September 30, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

Derivative Contract	Statement of Assets and Liabilities Location	Forward Foreign Currency Contracts
Liabilities:
Foreign currency contracts	Unrealized depreciation on forward foreign currency contracts	$525,657

Summary of derivative information:
The following tables present the effect of derivatives on the Statement of Operations during the period ended September 30, 2017, by primary risk exposure:

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Contracts
Foreign currency contracts	$(6,840,052)

Amount of Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Contracts
Foreign currency contracts	$(56,669)

Derivatives volume:
The table below discloses the volume of the Fund’s forward foreign currency contracts activities during the period ended September 30, 2017 (amounts denominated in U.S. Dollars). Please refer to the tables in the Summary of derivatives information for derivative-related gains and losses associated with volume activity (measured at each month-end).

Forward Foreign Currency Contracts:
Average Settlement Value Purchased	$159,272
Average Settlement Value Sold	95,567,378

Floating rate obligations:
The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with an underlying index or price. These securities may be backed by corporate issuers. The indices and prices upon which such securities can be based include interest rates and currency rates. Floating rate securities pay interest according to a coupon which is reset periodically.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

Dividends and distributions to shareholders:
The amount of dividends and distributions paid to shareholders from net investment income and net realized capital gains on disposition of securities, respectively, is determined in accordance with U.S. federal income tax law and regulations which may differ from U.S. GAAP.

Commencing with the First Liquidating Distribution, which was made on December 16, 2015, all distributions are intended to be part of a series of liquidating distributions which will result in the complete liquidation of the Fund. Reinvestment of liquidating distributions is not permitted.

Income tax information:
The Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its taxable net investment income and net realized capital gains, if any, to its shareholders. Therefore, no provision for U.S. federal income taxes is included on the accompanying financial statements. The Fund may, in the future, become a taxpayer.

Income, including capital gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

Management has analyzed the tax positions taken on the Fund’s U.S. federal income tax returns for all open tax years (generally the current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. This conclusion may be subject to future review and adjustment at a later date based upon factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Fund is subject to possible examination by the relevant taxing authorities for tax years for which the applicable statutes of limitations have not expired.

Expense allocation:
Expenses attributable to the Fund are charged to it. Expenses attributable to the Trust are generally allocated using the ratio of each series’ average net assets relative to the total average net assets of the Trust. Certain expenses are shared with the Third Avenue Variable Series Trust, an affiliated fund. Such costs are allocated using the ratio of the series’ average net assets relative to the total average net assets of each series of the Trust and Third Avenue Variable Series Trust.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

Trustees’ and officers’ fees:
The Trust does not pay any fees to its officers for their services as such, except for the Chief Compliance Officer and the Associate Director of Compliance, to whom the Trust paid $322,286, including $35,290 from the Fund, for the period ended September 30, 2017. The Trust does pay, together with Third Avenue Variable Series Trust, Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Trust (“Independent Trustee”) a fee of $5,000 for each meeting of the Board that each Independent Trustee attends, in addition to reimbursing all Independent Trustees for travel and incidental expenses incurred by them in connection with their attendance at meetings. If a special meeting is required, Trustees will each receive $2,500. Prior to January 1, 2017, the Trust, together with Third Avenue Variable Series Trust, also paid each Independent Trustee an annual retainer of $65,000 (the lead Independent Trustee received an additional retainer of $12,000). Effective January 1, 2017, the annual retainer was reduced to $55,000 and the additional retainer for the Chairman was set at $20,000. The Trustees on the Audit Committee each receive $2,000 for each audit committee meeting, and the audit committee chairman receives an annual retainer of $6,000. Effective March 2016, one of the Trustees began acting in an Advisory Trustee capacity. Prior to January 1, 2017, the Advisory Trustee received an annual retainer of $32,500 and a fee of $2,500 for each Board meeting the Trustee attends. Effective January 1, 2017, the annual retainer was reduced to $27,500.

During the year ended October 31, 2016, the Third Avenue Focused Credit Fund Demand Review Committee and Third Avenue Focused Credit Fund Oversight Committee were established. Each Trustee who served on both of these Committees for a period of one year was paid $30,000 annually by the Fund, and each Trustee who served only as a member of the Fund’s Demand Review Committee for a period of one year was paid $20,000 annually by the Fund. Effective May 2017, the annual payment for each Trustee who serves on the Oversight Committee was reduced to $10,000. During the period ended September 30, 2017, the Demand Review Committee was dissolved and no payments past the first annual payments were made to the Trustees serving on this Committee.

2.	INVESTMENTS

Purchases and sales/conversions:
The aggregate cost of purchases, including PIK interest (Note 1), and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940 as ownership by the Fund of 5% or more of the outstanding voting securities of these issuers) for the period ended September 30, 2017 were as follows:

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

	Purchases	Sales
Affiliated	$6,662,135	$—
Unaffiliated	12,769,666	333,493,059

3.	INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENTS AND EXPENSE OFFSET ARRANGEMENT

The Fund has an Investment Advisory Agreement with the Adviser for investment advice and certain management functions. The terms of the Investment Advisory Agreements provide that the Fund pay the Adviser an advisory fees at an annual rate of 0.75% based on the Fund’s total average daily net assets. These fees are calculated daily and paid monthly. The Adviser has waived its advisory fees since December 10, 2015.

Additionally, the Adviser pays certain expenses on behalf of the Fund which are partially reimbursed by the Fund, including the compensation expense for the Fund’s Chief Compliance Officer and Associate Director of Compliance and other miscellaneous expenses. At September 30, 2017, the Fund had an amount of $3,310 of trustees’ and officers’ fees and expenses payable to the Adviser for reimbursement of expenses paid by the Adviser.

Until March 1, 2018, whenever the Fund’s normal operating expenses, including the investment advisory fee and most other operating expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items, exceeded the expense limitation based on the Fund’s average daily net assets, the Adviser has agreed to waive a portion of its advisory fees and/or reimburse the Fund in an amount equal to that excess. The expense limitations for the Fund are disclosed in the Financial Highlights. Effective December 10, 2015, the Adviser will not seek any recoupment from the Fund for previously waived fees and/or reimbursed expenses.

The Fund has entered into an Administration Agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a Sub-Administration Agreement with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”) pursuant to which BNY Mellon provides certain of these administrative services on behalf of the Adviser. The Fund pays the Adviser a fee calculated at an annual rate of 0.0055% of the average daily net assets of the Fund for such services. The Adviser pays BNY Mellon an annual sub-administration fee for sub-administration services provided to the Trust equal to $204,165, including $20,940 related to the Fund. This amounted to $19,195 related to the Fund for the 11 months ended September 30, 2017. The Adviser has waived its administration fees since December 10, 2015.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

Both the Fund and the Adviser have entered into agreements with financial intermediaries to provide record keeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Fund if the shares of each customer were registered directly with the Fund’s transfer agent. Accordingly, prior to December 10, 2015, the Fund had agreed to reimburse a portion of the intermediary fees paid by the Adviser pursuant to provisions adopted by the Board. The Fund paid a portion of the intermediary fees attributable to shares of the Fund not exceeding the estimated expense the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary accounts. The Adviser pays the remainder of the fees. The fees incurred by the Fund are reflected as shareholder servicing fees in the Statements of Operations. The Adviser has waived the Fund’s commitment to share in such expenses since December 10, 2015.

The Fund has an expense offset arrangement in connection with its custodian contract. Credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. The expense reduction amount due to this arrangement for the period ended September 30, 2017 was $13,087, and the amount is reflected as “Expenses reduced by custodian fee expense offset arrangement” in the Statement of Operations.

4.	RELATED PARTY TRANSACTIONS

Investment in affiliates:
A summary of the Fund’s transactions in securities of affiliated issuers for the period ended September 30, 2017 is set forth below:

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

Investment in affiliates (continued)

Name of Issuer:	Shares/ Principal Amount† Held at Oct. 31, 2016	Gross Purchases and Additions	Gross Sales and Reductions	Shares/ Principal Amount† Held at Sept. 30, 2017	Value at Sept. 30, 2017	Investment Income Nov. 1, 2016- Sept. 30, 2017	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation (Depreciation)
Affinion Group Holdings, Inc., Class A*	1,751,734	—	1,751,734	—	$—	$—	$—	$—
Affinion Group Holdings, Inc., Warrants, expire 11/9/20*	462,266	—	462,266	—	—	—	—	—
Affinion Group Holdings, Inc., Class C*	522	—	522	—	—	—	—	—
Affinion Group Holdings, Inc., Class D*	549	—	549	—	—	—	—	—
Corporate Risk Holdings Corp.*	31,594	—	31,594	—	—	—	—	—
Corporate Risk Holdings I, Inc.*	6,248,652	—	6,248,652	—	—	—	—	—
Corporate Risk Holdings LLC, 11.500% Cash or 13.500% Payment-in kind Interest, due 1/2/20*	37,561,158	2,535,378[1]	40,096,536	—	—	—	—	—
Geokinetics, Inc.	124,461	—	—	124,461	2,133,261	—	—	(2,583,811)
Geokinetics, Inc., Warrants, expire 9/1/26	45,252	—	—	45,252	775,167	—	—	(939,431)
Geokinetics Holdings USA, Inc., Term Loan, 2nd Lien, 5.000% Cash and 8.000% Payment-in-kind Interest, due 8/10/18*	743,713	198,934[1]	942,647	—	—	—	—	—
Ideal Standard International S.A., Series B, 11.750% Cash or 15.750% Payment-in-kind Interest, due 5/1/18	32,473,670EUR	5,315,9901,EUR	—	37,789,660EUR	44,663,349	7,545,364[2]	—	1,462,197
Ideal Standard International S.A., Series C, 11.750% Cash or 17.750% Payment-in-kind Interest, due 5/1/18	39,331,288EUR	7,291,1001,EUR	—	46,622,388EUR	41,833,964	8,389,030[2]	—	(9,694,713)
Ideal Standard International Equity S.A. Alpecs	1,451,633,736,282	—	—	1,451,633,736,282	1	—	—	(2,358,436)
Liberty Tire Recycling Holdco, LLC, Term Loan B, 9.000%, due 7/7/20*	21,971,875	—	21,971,875	—	—	—	—	—
Liberty Tire Recycling LLC, 2nd Lien, 11.000% Payment-in-kind Interest, due 3/31/21*	54,492,575	2,618,559[1]	57,111,134	—	—	—	—	—

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

Investment in affiliates (continued)

Name of Issuer:	Shares/ Principal Amount† Held at Oct. 31, 2016	Gross Purchases and Additions	Gross Sales and Reductions	Shares/ Principal Amount† Held at Sept. 30, 2017	Value at Sept. 30, 2017	Investment Income Nov. 1, 2016- Sept. 30, 2017	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation (Depreciation)
Longview Intermediate Holdings C, LLC*	4,550,000	—	4,550,000	—	$—	$—	$—	$—
Longview Power LLC, Revolver, 7.000%, due 4/13/20	500,000	400,000	500,000	—	—	—	—	—
LTR Holdings, Inc.*	3,430,293	—	3,430,293	—	—	—	—	—
Platinum Energy Holdings, Inc.*	50,000	—	50,000	—	—	—	—	—
Platinum Energy Holdings, Inc., Warrants, expires 10/4/18*	10,874	—	10,874	—	—	—	—	—
Spanish Broadcasting System, Inc., Class A*	639,603	—	639,603	—	—	—	—	—
Urban One, Inc., Class D *	2,127,789	—	2,127,789	—	—	—	—	—
Total Affiliates					$89,405,742	$15,934,394	$—	$(14,114,194)

1	Includes PIK interest.
2	Include interest and Payment-in-kind interest.
†	Denominated in U.S. dollars unless otherwise noted.
*	As of September 30, 2017, no longer an affiliate.
EUR	Euro

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements September 30, 2017

An employee of the Adviser served as a member of the board of directors of companies in which the Fund had investments. As a result of such service, for the period ended September 30, 2017, the Fund received $115,000 in board member fees from these companies that the board member employed by the Adviser agreed to have paid directly to the benefit of the Fund. These fees are included in “Other Income” on the accompanying Statement of Operations.

5.	CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares of each class of beneficial interest with $0.001 par value. The Fund is not issuing new shares, and redemptions in the Fund are currently suspended pursuant to an order from the SEC.

On August 26, 2016, the Fund combined share classes so that all shares of the Investor share class were converted into shares of the Institutional share class.

Transactions in capital stock were as follows:

	For the Period Ended November 1, 2016 to September 30, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Investor Class		Investor Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	934,028	$6,935,491	20,542,816	$190,873,062
Shares Issued upon reinvestment of dividends and distributions	—	—	1,186,798	7,904,073	6,477,929	60,668,559
Shares redeemed*	—	—	(16,374,936)	(118,879,558)	(61,127,281)	(561,668,709)
Shares converted to Institutional Class	—	—	(38,411,259)	(528,269,076)	—	—
Net decrease	—	$—	(52,665,369)	$(632,309,070)	(34,106,536)	$(310,127,088)

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

	For the Period Ended November 1, 2016 to September 30, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Institutional Class		Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,857,103	$21,058,499	73,136,327	$693,102,296
Shares Issued upon reinvestment of dividends and distributions	—	—	2,240,677	14,900,504	13,254,166	123,438,008
Shares redeemed*	—	—	(48,024,503)	(348,307,495)	(157,428,382)	(1,445,005,500)
Shares converted to Investor Class	—	—	38,497,997	528,269,076	—	—
Net increase/(decrease)	—	$—	(4,428,726)	$215,920,584	(71,037,889)	$(628,465,196)

Prior to December 9, 2015, the Fund charged a redemption fee of 2%, for shares redeemed or exchanged for shares of another series of the Trust within 60 days of the purchase date.

6.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

The Fund has an agreement with a third party whereby the Fund pays a fee to the third party for their assistance with the sale of Fund’s assets under certain circumstances. During the period ended September 30, 2017, the Fund sold certain assets with the assistance of this third party and paid related fees of $1.2M.  Future payments under the agreement may be made.

7.	LEGAL MATTERS

In 2016, the Fund became party to various derivative, securities class action and books and records lawsuits. In settlement of the derivative and securities class action lawsuits, the Adviser, the Fund and certain claimants entered into agreements that required the Adviser to pay the Fund $25 million, less certain expenses including legal fees (using its own capital and insurance proceeds) totaling $21,934,585. The Fund then paid certain former and present shareholders a total of $14.25 million in full settlement of all claims raised in the litigations. The net impact of these settlements resulted in an increase to net income of $7,684,585. These settlements were approved by the relevant courts and have become final. The amount paid by the Adviser did not affect the Adviser’s ability to fully perform its investment advisory and other services to the Fund or the Trust.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

8.	RISKS RELATING TO CERTAIN INVESTMENTS

Foreign securities and emerging markets risk:
Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction from those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S., and the securities markets of emerging market countries can be extremely volatile. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities markets of emerging market countries can be more volatile than more developed markets may be.

High yield and distressed risk:
The Fund’s investments in high-yield debt securities (commonly known as “junk bonds”) and distressed securities may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher rated securities. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than are more creditworthy issuers, which may impair their ability to make interest and principal payments. The Fund may also invest in distressed securities, which the Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.

Debt securities risk:
The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. During periods of reduced market liquidity, the Fund may not be able to readily sell debt securities at prices at or near their perceived value. If the Fund needed to sell large blocks of debt securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. The prices of high-yield debt securities (“junk bonds”), unlike investment grade securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

The rates on floating debt instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Economic and other developments can adversely affect debt securities markets.

Market risk:
Prices of securities have historically fluctuated. The market value of a security may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect the particular company, such as management performance, financial leverage, and reduced demand for the company’s products or services, or factors that affect the company’s industry, such as labor shortages or increased production costs and competitive conditions within an industry. The value of the Fund will similarly fluctuate and you could lose money.

Liquidity risk:
Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund place on them. In such a market, the value of such investments and the Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities (“junk bonds”) may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Investments in private debt instruments, restricted securities, and securities having substantial market and/or credit risk may involve greater liquidity risk.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

Counterparty risk:
The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Adviser seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

At September 30, 2017, the Fund had counterparty concentration of credit risk primarily with JPMorgan Chase Bank, N.A.

The Fund is a party  to International Swaps and  Derivatives Association,  Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

Collateral requirements:
For derivatives traded under an ISDA Master Agreement and/or Master Forward Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, a Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At September 30,2017, the Fund’s derivative assets and liabilities (by type) on a gross basis are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward Foreign Currency Contracts	$—	$525,657
Total derivative assets and liabilties in the Statement of Assets and Liabilities	$—	$525,657
Derivatives not subject to a master netting agreement or similiar agreement (“MNA”)	—	—
Total derivative assets and liabilities subject to a MNA	$—	$525,657

The following tables present the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of September 30, 2017:

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

Counterparty	Amount of Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[2]	Cash Collateral Pledged[2]	Net Amount of Derivative Liabilities[3]
JPMorgan Chase Bank, N.A.	$525,657	$—	$—	$(300,000)	$225,657

1	The amount of derviatives for offset is limited to the amount of assets and/or liabilites that are subject to a MNA.
2	Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.
3	Net amount represents the net amount payable to the counterparty in the event of default.

Loans and other direct debt instruments:
The Fund invests in loans and other direct debt instruments issued by corporate borrowers. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

Cash concentration:
The Fund’s cash balance is held at a major regional U.S. bank. The Fund’s cash balance, which typically exceeds Federal Deposit Insurance Corporation insurance coverage, subjects the Fund to a concentration of credit risk. The Fund regularly monitors the credit ratings of this financial institution in order to mitigate the credit risk that exists with the balances in excess of insured amounts.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

Off-balance sheet risk:
The Fund invests in derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

Focused investing:
The Fund holds a relatively concentrated portfolio that contains fewer securities and invests in fewer industries than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of the Fund could decrease because of the poor performance of one or a few investments. Concentrated positions may be difficult to liquidate.

9.	FEDERAL INCOME TAXES

Prior to the December 9, 2015 adoption of the Plan of Liquidation, the amount of dividends and distributions paid by the Funds was based upon the Fund’s net investment income and net realized capital gains. These amounts are determined in accordance with U.S. federal income tax law and regulations which may differ from U.S. GAAP. Distributions paid by the Fund after the adoption of the Plan of Liquidation will generally be treated as part of a series of liquidating distributions for U.S. federal income tax purposes.

Dividends and distributions, including liquidating distributions, are recorded by the Fund on the ex-dividend date. In order to present accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and foreign currency transactions and capital stock on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made. “Book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification. Permanent differences are primarily due to reclassification of certain transactions involving foreign securities and currencies, and partnerships, the difference in the treatment of amortization of discount on certain debt instruments, certain derivative instruments, the settlements involving the derivative and securities class action lawsuits and other book to tax adjustments. Net investment income (loss), net realized capital gain (loss) on investments and foreign currency transactions and net assets were not affected by these changes. For the period ended September 30, 2017, the adjustments were as follows:

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

Increase/(Decrease) to Capital Stock	Increase/(Decrease) to Accumulated Net Investment Income (Loss)	Increase/(Decrease) to Undistributed Net Realized Gain (Loss) on Investments and Foreign Currency Transactions
$(865,647)	$(39,137,978)	$40,003,625

The tax character of distributions paid during the period ended September 30, 2017 was as follows:

Liquidating Distributions	Total
$405,630,874	$405,630,874

At September 30, 2017 , the accumulated undistributed earnings on a tax basis were:

Undistributed Ordinary Income	Net Capital Gains
$—	$—

This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

As of September 30, 2017, Third Avenue Focused Credit Fund has a capital loss carryforward which should be available to offset certain capital gains generated in future years as follows:

Capital Losses incurred in a post-enactment year	Short-Term	Long-Term	Total
Year ended Oct. 31, 2015	$88,346,778	$217,650,552	$305,997,330
Year ended Oct. 31, 2016	75,379,494	378,176,547	453,556,041
Period ended Sept. 30, 2017	—	275,516,163	275,516,163
	$163,726,272	$871,343,262	$1,035,069,534

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (“post-enactment”) to be carried forward for an unlimited period to the extent not utilized. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses.

The U.S. federal income tax basis of the Fund’s investments and the total unrealized appreciation/(depreciation) as of September 30, 2017 were as follows:

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) September 30, 2017

Tax Basis of Investments	Appreciation	(Depreciation)	Total Unrealized Appreciation/ (Depreciation)	Other Cost Basis Adjustments	Total Net Unrealized Appreciation/ (Depreciation)
$202,804,922	$1,663,978	$(40,303,817)	$(38,639,839)	$125,428	$(38,514,411)

10.	SUBSEQUENT EVENTS

Pursuant to the Modified Plan of Liquidation, a cash distribution of approximately $50 million was paid to the Fund’s shareholders on October 25, 2017 (the “Seventh Liquidating Distribution”). The Seventh Liquidating Distribution of $0.42439 per share was paid to shareholders of record of the Fund as of October 24, 2017. An Internal Revenue Service Form 8937 - Report of Organizational Actions Affecting Basis of Securities, providing further detail with respect to the tax treatment of this distribution to the Fund’s shareholders, has been posted to the Fund’s website at www.focusedcreditfund.com.

Third Avenue Trust
Third Avenue Focused Credit Fund Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the Third Avenue Trust and Shareholders of Third Avenue Focused Credit Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Focused Credit Fund (the “Fund”) as of September 30, 2017, the results of its operations for the period from November 1, 2016 through September 30, 2017 and for the year ended October 31, 2016, the changes in its net assets for the period from November 1, 2016 through September 30, 2017 and for each of the two years in the period ended October 31, 2016, its cash flows for the period from November 1, 2016 through September 30, 2017 and for the year ended October 31, 2016, and the financial highlights for the period from November 1, 2016 through September 30, 2017 and for each of the five years in the period ended October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, issuers and transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
November 29, 2017

Third Avenue Trust
Third Avenue Focused Credit Fund Annual Renewal of Investment Advisory Agreement September 30, 2017 (Unaudited)

At a meeting of the Board of Trustees of the Trust (the “Board”) held on June 13 and 14, 2017, the Trustees, all of whom are not “interested persons” (as the term is defined in the Investment Company Act) of the Trust (the “Independent Trustees”), approved the renewal of the Fund’s Investment Advisory Agreement (the “Agreement”). Prior to voting on the Agreement, the Independent Trustees met separately with their independent legal counsel for a discussion of the Adviser’s presentation and materials referred to below.

In advance of the meeting, the Trustees, through their independent legal counsel, requested extensive materials, and the Adviser provided them, to assist the Board in considering the renewal of the Agreement. As the Fund is in liquidation and has suspended redemptions pursuant to an exemptive order (the “Order”) issued by the Securities and Exchange Commission, the Adviser is not managing the Fund in accordance with its historic investment objective, strategies or policies, and is not receiving any fee pursuant to the Agreement. Therefore, the Trustees requested information primarily relating to the Adviser’s services as investment adviser of the Fund during its liquidation.

The Trustees constituted an ad hoc 15(c) committee to work with representatives of the Adviser to evaluate the adequacy and extent of the information to be provided for their consideration. This committee communicated frequently with the Adviser’s representatives and independent legal counsel. The committee and independent legal counsel to the Independent Trustees also met with representatives of Affiliated Managers Group (“AMG”), the majority owner of the Adviser. In addition, the Independent Trustees had constituted an ad hoc Focused Credit Fund Oversight Committee (the“Oversight Committee”) that had met with representatives of the Adviser on a bi-weekly basis since January 2016 to oversee, among other things, matters related to the liquidation of the Fund (effective June 2017, the Oversight Committee began meeting monthly).

At its meeting held on June 13 and 14, 2017, the Board discussed the materials with the Adviser and AMG. During their consideration, the Independent Directors requested and received additional information about the effect on the Adviser’s revenue projections of the trend in net asset outflows from the other series of the Trust and of recent and anticipated personnel changes. In considering the Agreement, the Trustees did not identify any single overriding factor and instead considered all factors collectively. As a part of their decision- making process, the Trustees considered information derived from their service on the Trust’s Board and their familiarity with the Adviser. The following is a summary of the discussions and conclusions regarding the material factors that formed the basis for the Board’s approval.

Third Avenue Trust
Third Avenue Focused Credit Fund Annual Renewal of Investment Advisory Agreement (continued) September 30, 2017 (Unaudited)

Factors Considered

The Trustees received a presentation from representatives of the Adviser and reviewed the services being provided by the Adviser to the Fund and the financial condition of the Adviser to determine that the Adviser is solvent and currently is sufficiently well-capitalized to perform its ongoing responsibilities to the Fund, recognizing the need for continued scrutiny, at least in the short-term, on the ongoing potential for a continued decrease in assets under management for all funds the Adviser manages and recent and anticipated personnel changes. The Trustees considered, among other things:

1.	the Adviser’s efforts to ensure the Fund’s continued compliance with the Order;
2.	the Adviser’s familiarity with the Fund’s portfolio holdings;
3.	the Adviser’s expertise in investing in distressed companies and restructurings, including the relevant experience of Michael Fineman, who had recently been hired as a portfolio manager for the Fund;
4.	the Adviser’s liquidation strategy for Fund holdings and progress and performance in the liquidation of assets, including the recent sale of a substantial portion of the Fund’s remaining portfolio;
5.	the Adviser’s progress making cash distributions to shareholders;
6.	the Adviser’s efforts to ensure continued compliance with Subchapter M of the Internal Revenue Code for as long as possible and its efforts to minimize the effects of proposed alternatives;
7.	the efforts of the Adviser to mitigate the impact of any recent or anticipated staff reductions or other changes on the services provided to the Fund; and
8.	the feasibility of finding another party to manage the Fund’s liquidation.

As the Fund is in liquidation, the Board did not consider the investment performance of the Fund or the Adviser. The Board also noted that the Adviser is not being paid a fee for its services and does not receive any other fall-out benefits as a result of the services it provides to the Fund. Therefore, the Board did not consider comparative advisory fees or expense ratios, the profitability to the Adviser resulting from the Agreement or economies of scale.

Third Avenue Trust
Third Avenue Focused Credit Fund Annual Renewal of Investment Advisory Agreement September 30, 2017 (Unaudited)

Conclusions

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser currently are adequate and appropriate under the circumstances. The Trustees concluded, in light of considerations noted above, to approve the Agreement, upon the understanding that the Adviser would provide to the Board, by July 31, 2017, information about its current and projected financial condition and governance structure, in form and substance satisfactory to the Board in the exercise of its business judgment. On July 25, 2017, the Adviser satisfied this requirement.

Third Avenue Trust
Management of the Trust (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The fund complex includes five portfolios in the Third Avenue Trust and one portfolio in the Third Avenue Variable Series Trust. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available upon request, without charge, by calling (800) 443-1021.

Chairman Emeritus

Name, Date of Birth & Address	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Martin J. Whitman** DOB: September 1924 622 Third Avenue New York, NY 10017	Trustee from 7/99 to 12/16 and Chairman Emeritus (12/16 to Present)	Chairman Emeritus
Chairman (3/90 to 12/16) (5 funds) of Third Avenue Trust; Chairman (7/99 to 12/16) of Third Avenue Variable Series Trust; CEO, President and Director (10/74 to 12/16) of Martin J. Whitman & Co., Inc. (formerly M.J. Whitman & Co., Inc.) (private investment company); Chartered Financial Analyst; Founder of Third Avenue Holdings Delaware LLC.
N/A

Third Avenue Trust
Management of the Trust (continued) (Unaudited)

Independent Trustees

Correspondence intended for any Independent Trustee may be sent to: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017.

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
William E. Chapman, II DOB: September 1941	Trustee since 8/02	Trustee	President and Owner (1998 to Present) of Longboat Retirement Planning Solutions (consulting firm).
Trustee, The AMG Funds (1999 to 2016) (66 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to Present) (9 portfolios); Trustee (5/02 to 6/13) of Bowdoin College; Director, The Mutual Fund Directors Forum (2010 to Present); Director, Sarasota Memorial Healthcare Foundation (2011 to Present) and Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Lucinda Franks DOB: July 1946	Trustee since 2/98	Trustee	Journalist and author (1969 to Present).	Trustee of Third Avenue Variable Series Trust (7/99 to Present).

Edward J. Kaier DOB: September 1945	Trustee since 8/02	Trustee	Partner (7/07 to Present) at Teeters Harvey Gillboy & Kaier LLP (law firm).	Trustee, The AMG Funds (1999 to Present) (66 portfolios); and Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Third Avenue Trust
Management of the Trust (continued) (Unaudited)

Independent Trustees

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Eric Rakowski DOB: June 1958	Trustee since 8/02	Trustee	Professor (1990 to Present) at University of California at Berkeley School of Law.
Trustee, The AMG Funds (1999 to Present) (66 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to Present) (9 portfolios); Trustee, AMG Pantheon Fund (2014 to Present) and Trustee of Third Variable Series Trust (8/02 to Present).

Patrick Reinkemeyer DOB: March 1965	Trustee since 1/15	Trustee	President, SilverPepper LLC (2011 to Present); Executive Officer, Morningstar Inc.; President, Morningstar Associates LLC. (1996 to 2010).	Trustee of Third Avenue Variable Series Trust (1/15 to Present).

Martin Shubik DOB: March 1926	Advisory Trustee since 3/16***	Advisory Trustee	Seymour H. Knox Professor of Mathematical Institutional Economics, Yale University; Emeritus (2007 to Present).	Trustee or Director of Third Avenue Variable Series Trust or its predecessor (7/99 to 3/16).

Charles C. Walden DOB: July 1944	Trustee since 5/96; Lead Independent Trustee (2007 to 12/16); Chairman (12/16 to Present)	Trustee****	President and Owner (2006 to Present) of Sound Capital Associates, LLC (consulting firm); Chartered Financial Analyst.	Director, Special Opportunities Fund, Inc. (2009 to Present) and Trustee or Director of Third Avenue Variable Series Trust or its predecessor (7/99 to Present).

*	Each Trustee serves until his or her successor is duly elected and qualified.

Third Avenue Trust
Management of the Trust (continued) (Unaudited)

** Effective December 12, 2016, Martin Whitman resigned as Chairman and Trustee and is now Chairman Emeritus.
*** Mr. Shubik was a Trustee of the Trust from July 1999 untill March 2016 and now acts in an Advisory Trustee capacity.
**** At a Board meeting held on December 15, 2016, Mr. Walden was appointed Chairman of the Board.

Principal Trust Officers

Name, Date of Birth & Address	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Michael A. Buono DOB: May 1967 622 Third Avenue New York, NY 10017	Treasurer and CFO
Treasurer and Chief Financial Officer (CFO) (7/17 to
Present) (5 funds) of Third Avenue Trust; Treasurer and CFO (7/17 to Present) of Third Avenue Variable Series Trust; Controller (5/06 to 6/17) (5 funds) of Third Avenue Trust, Third Avenue Variable Series Trust, Third Avenue Management LLC and M.J. Whitman LLC and subsidiaries.
N/A

W. James Hall III DOB: July 1964 622 Third Avenue New York, NY 10017	President, General Counsel and Secretary
General Counsel and Secretary (6/00 to Present) (5 funds) and President (12/15 to Present) (5 funds) of Third Avenue Trust; General Counsel and Secretary (9/00 to Present) and President (12/15 to Present) of Third Avenue Variable Series Trust; General Counsel and Secretary (9/00 to Present) of EQSF Advisers, Inc., and its succesor, Third Avenue Management LLC; General Counsel and Secretary (6/00 to Present) of Third Avenue Holdings Delaware, LLC; General Counsel and Secretary (5/00 to Present) of M.J. Whitman, Inc. and its succesor M.J. Whitman LLC; General Counsel and Secretary of certain other funds advised by Third Avenue Management LLC (7/02 to Present).
N/A

Joseph J. Reardon DOB: April 1960 622 Third Avenue New York, NY 10017	Chief Compliance Officer	Chief Compliance Officer (4/05 to Present) (5 funds) of Third Avenue Trust, Third Avenue Variable Series Trust and Third Avenue Management LLC.	N/A

Third Avenue Trust
Third Avenue Focused Credit Fund Schedule of Shareholder Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, shareholder servicing fees, distribution fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Although the Fund is no longer charging redemption fees or paying management fees, shareholder servicing fees, or distribution fees, this example is required to be included pursuant to SEC rules.

The example is based on an investment of $1,000 invested at the beginning of the period, May 1, 2017 and held for the period ended September 30, 2017.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The example also assumes all dividends and distributions have been reinvested.

Third Avenue Trust
Third Avenue Focused Credit Fund Schedule of Shareholder Expenses (continued) (Unaudited)

	Beginning Account Value May 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period May 1, 2017 to September 30, 2017*	Annualized Expense Ratio
Institutional Class
Actual	$1,000	$889.90	$5.82	1.47%
Hypothetical	$1,000	$1,014.80	$6.21	1.47%

*
Expenses (net of fee waivers and expense offset arrangement) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period from May 1, 2017 to September 30, 2017 (153) divided by 365.

Third Avenue Trust
Third Avenue Focused Credit Fund Federal Tax Status of Dividends and Distributions (Unaudited)

The following information represents the tax status of distributions paid by the Fund during the fiscal period ended September 30, 2017. This information is presented to meet regulatory requirements, and no current action on your part is required. The information reported below will differ from the actual amounts taxable to shareholders for the calendar year ending December 31, 2017.

Information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be issued by the Fund in the early part of 2018.

The following is distributions paid by the Fund during fiscal period ended September 30, 2017:

Liquidating Distributions	$405,630,874
Total Distributions	$405,630,874

BOARD OF TRUSTEES

William E. Chapman, II
Lucinda Franks
Edward J. Kaier
Eric Rakowski
Patrick Reinkemeyer
Charles C. Walden — Chairman

Martin Shubik — Advisory Trustee
Martin J. Whitman — Chairman Emeritus

OFFICERS

W. James Hall III — President, General Counsel, Secretary
Michael A. Buono — Chief Financial Officer, Treasurer
Joseph J. Reardon — Chief Compliance Officer

TRANSFER AGENT
BNY Mellon Investment Servicing (U.S.) Inc.
P.O. Box 9802 Providence, RI 02940-8002
610-239-4600
800-443-1021 (toll-free)

INVESTMENT ADVISER

Third Avenue Management LLC
622 Third Avenue
New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

CUSTODIAN

JPMorgan Chase Bank, N.A.
383 Madison Avenue, 4th Floor
New York, NY 10179

The information in this booklet is intended for shareholders of the Third Avenue Focused Credit Fund which has been operating pursuant to a plan of liquidation since December 16, 2015. For more information, please visit our website or contact your Relationship Manager at:

www.focusedcreditfund.com	622 Third Avenue	212.906.1160

	New York, NY 10017	creditupdates@thirdave.com

Item 2.	Code of Ethics.

At September 30, 2017, the Trust had a code of ethics (the “Code of Ethics”) that applies to its principal executive officer and principal financial officer. This Code of Ethics is attached as Exhibit (a) (1) hereto.

Item 3.	Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Messrs. William Chapman and Charles Walden, members of the Audit Committee of the Board, are “audit committee financial experts” (“ACFE”) as defined by the Securities and Exchange Commission (“SEC”) and has designated Mr. Chapman as the Committee’s ACFE. Each of Messrs. Chapman and Walden are “independent” as defined by the SEC for purposes of ACFE determinations. Under applicable securities laws, a person who is determined to be an ACFE will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an ACFE. The designation or identification of a person as an ACFE does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a)           Audit Fees.  The aggregate fees billed for each of the last two fiscal periods for professional services rendered by the Trust’s principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal periods were $188,000, including out of pocket expenses of approximately $5,000, for the fiscal period ended September 30, 2017 and $214,000, including out of pocket expenses of approximately $3,000, for the fiscal period ended October 31, 2016.

(b)           Audit-Related Fees.  There were no fees billed in each of the last two fiscal periods for assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported above in Item 4(a).  There were no audit-related services provided to the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Trust (“Service Affiliates”) during each of the last two years that were required to be pre-approved by the Trust’s Audit Committee.

(c)           Tax Fees.  The aggregate fees billed to the Fund in each of the last two fiscal periods for professional services rendered by the Trust’s principal accountant for tax compliance, tax advice and tax planning were $40,000 for the fiscal period ended September 30, 2017 and $47,000 for the fiscal period ended October 31, 2016. These services related to the preparation of tax returns and the review of tax-related issues.  There were no tax services provided to Service Affiliates during each of the last two fiscal periods that were required to be pre-approved by the Trust’s Audit Committee.

(d)           All Other Fees.  There were no fees billed to the Fund in each of the last two fiscal periods for products and services provided by the Trust’s principal accountant, other than the services reported above in Items 4(a) through (c).  There were no other services provided to Service Affiliates during each of the last two fiscal periods that were required to be pre-approved by the Trust’s Audit Committee.

(e)           Audit Committee Pre-Approval Policies and Procedures.

(i)  The Audit Committee pre-approves the Trust’s accountant’s engagement for audit and non-audit services to the Trust and certain non-audit services to the Service Affiliates on a case-by-case basis.  Pre-approval considerations include whether the proposed services are compatible with maintaining the accountant’s independence.

(ii) There were no services provided to the Trust or Service Affiliates during the last two fiscal periods for which the pre-approval requirement was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not Applicable.

(g)           The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Fund and Service Affiliates for each of the last two fiscal periods were $40,000 for the fiscal period ended September 30, 2017 and $47,000 for the fiscal period ended October 31, 2016.

(h)           The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of the Trust’s accountant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

 (a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Trust in this Form N-CSR is recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Trust in the report that it files or submits on Form N-CSR is accumulated and communicated to the Trust’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Third Avenue Trust

By:	/s/ W. James Hall
Name:	W. James Hall
Title:	Principal Executive Officer
Date:	November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ W. James Hall
Name:	W. James Hall
Title:	Principal Executive Officer
Date:	November 29, 2017

By:	/s/ Michael A. Buono
Name:	Michael A. Buono
Title:	Principal Financial Officer
Date:	November 29, 2017